SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2005

Bestway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-08568	81-0332743
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

7800 Stemmons Freeway, Suite 320

Dallas, Texas 75247

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(214) 630-6655

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

The information set forth under this Item 7.01 “Regulation FD Disclosure” is intended to be furnished under Item 2.02 “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statement filed under the Securities Act of 1933.

On March 28, 2005, Bestway, Inc., a Delaware corporation, issued a press release announcing its financial and operating results for the first quarter ended October 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BESTWAY, INC.

By:	/s/ Beth A. Durrett
Beth A. Durrett, Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer and duly authorized to sign on behalf of the Registrant)

Date: March 29, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release

*	Filed herewith